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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 3, 2000



COMMISSION          REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
FILE NUMBER          ADDRESS; AND TELEPHONE NUMBER            IDENTIFICATION NO
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1-9513                 CMS ENERGY CORPORATION                       38-2726431
                       (A MICHIGAN CORPORATION)
                   FAIRLANE PLAZA SOUTH, SUITE 1100
                         330 TOWN CENTER DRIVE
                       DEARBORN, MICHIGAN 48126
                            (313) 436-9261


1-5611                 CONSUMERS ENERGY COMPANY                     38-0442310
                       (A MICHIGAN CORPORATION)
                       212 WEST MICHIGAN AVENUE
                           JACKSON, MICHIGAN
                            (517) 788-1030
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ITEM 5.  OTHER EVENTS.

     On June 3 and June 5, 2000, Consumers Energy Company and its parent CMS Energy Corporation, respectively, issued press releases on the June 3, 2000 enactment of electric restructuring legislation in Michigan.

     Copies of the Companies' press releases announcing these developments are filed as exhibits to this report. The Michigan Legislature's website, at www.MichiganLegislature.org contains further information about the new electric restructuring legislation. The complete text of the legislation on electric restructuring and securitization of stranded costs is found in Substitute for Senate Bill Numbers 937 and 1253.

     The press releases contain "forward-looking statements" that are subject to risks and uncertainties. The words "anticipates", "believes", "estimates", "intends", and "plans" and variations of such words and similar expressions are intended to identify forward-looking statements. They should be read in conjunction with the "Forward-Looking Statement Cautionary Factors" in CMS Energy's and Consumers' Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

ITEM 7.  EXHIBITS

    (99)(a) Consumers Energy press release dated June 3, 2000 relating to the electric restructuring legislation in Michigan.

    (99)(b) CMS Energy press release dated June 5, 2000 relating to the electric restructuring legislation in Michigan.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                          CMS ENERGY CORPORATION



Dated:     June 5, 2000                   By: /s/ Alan M. Wright
                                              ----------------------------------
                                                 Alan M. Wright
                                                 Senior Vice President and
                                                  Chief Financial Officer



                                          CONSUMERS ENERGY COMPANY



Dated:     June 5, 2000                   By: /s/ Alan M. Wright
                                              ----------------------------------
                                                Alan M. Wright
                                                Senior Vice President and
                                                 Chief Financial Officer













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                                INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

(99)(a)           -        Consumers Energy press release dated June 3, 2000
                           relating to the electric restructuring legislation in Michigan.

(99)(b)           -        CMS Energy press release dated June 5, 2000
                           relating to the electric restructuring legislation in Michigan.